UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):		September 28, 2009
NIKE, Inc.
(Exact name of registrant as specified in charter)

OREGON	1-10635	93-0584541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ONE BOWERMAN DRIVE BEAVERTON, OR		97005-6453
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(503)671-6453

NO CHANGE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

NIKE Brand Operating Segments
As previously announced, in the third quarter of fiscal 2009 NIKE, Inc. (the “Company”) initiated a reorganization of the NIKE brand into a new model consisting of six geographies.  Beginning in the first quarter of fiscal 2010, the Company’s new reportable operating segments for the NIKE brand are: North America, Western Europe, Central/Eastern Europe, Greater China, Japan, and Emerging Markets.

The following list contains major countries in each geography.  Some countries have been excluded due to their relatively small revenue contribution:

I. North America	▪ Norway	▪ Poland	VI. Emerging Markets
▪ Canada	▪ Portugal	▪ Russia	▪ Argentina
▪ United States	▪ Spain	▪ Slovakia	▪ Australia
	▪ Sweden	▪ Slovenia	▪ Brazil
II. Western Europe	▪ Switzerland	▪ South Africa*	▪ Chile
▪ Austria	▪ United Kingdom	▪ Turkey	▪ India
▪ Belgium			▪ Indonesia
▪ Denmark			▪ Korea
▪ Finland	III. Central/Eastern Europe	IV. Greater China	▪ Malaysia
▪ France	▪ Croatia	▪ China	▪ Mexico
▪ Germany	▪ Czech Republic	▪ Hong Kong	▪ New Zealand
▪ Ireland	▪ Greece	▪ Taiwan	▪ Philippines
▪ Italy	▪ Hungary		▪ Singapore
▪ Netherlands	▪ Israel	V. Japan	▪ Thailand

* South Africa will remain part of the Central/Eastern Europe operating segment through fiscal 2011.  South Africa will become part of the Emerging Markets operating segment in the first quarter of fiscal year 2012.

Prior to this reorganization, the Company’s reportable operating segments for the NIKE brand were comprised of four regional business units:

I. United States	▪ Ireland	▪ South Africa	▪ Philippines
	▪ Israel	▪ United Kingdom	▪ Singapore
	▪ Italy		▪ Taiwan
II. Europe, Middle East and Africa ("EMEA")	▪ Netherlands		▪ Thailand
▪ Austria	▪ Norway	III. Asia Pacific
▪ Belgium	▪ Poland	▪ Australia
▪ Czech Republic	▪ Portugal	▪ China	IV. Americas
▪ Croatia	▪ Russia	▪ Japan	▪ Argentina
▪ Denmark	▪ Slovakia	▪ Hong Kong	▪ Brazil
▪ Finland	▪ Slovenia	▪ India	▪ Canada
▪ France	▪ Spain	▪ Indonesia	▪ Chile
▪ Germany	▪ Sweden	▪ Korea	▪ Mexico
▪ Greece	▪ Switzerland	▪ Malaysia
▪ Hungary	▪ Turkey	▪ New Zealand

Change of Primary Financial Measure
Effective June 1, 2009, the primary financial measure used by the Company to evaluate performance of individual operating segments is Earnings Before Interest and Taxes (“EBIT”) which represents net income before interest income, net and income taxes.  Previously, the Company evaluated performance of individual operating segments based on income before income taxes (previously referred to as “Pre-tax Income”).  Financial information has been restated to conform to the new primary financial measure used by the Company.

Unaudited, Reclassified Operating Segment Data
The Company is filing this Current Report on Form 8-K to reclassify historical segment information in accordance with the Company’s current segment structure and to reflect the change in the primary financial measure used by the Company to evaluate performance of individual operating segments as discussed above.

Exhibits 99.1 and 99.2 to this Current Report on Form 8-K provide a summary of the effects of the above reclassification of historical segment information on the Company’s historical segment results.

The changes in the segment structure and primary financial measure discussed above, in this Current Report on Form 8-K, affect only the manner in which the results for the operating segments were previously reported. These reclassifications have no impact on the Company’s previously reported consolidated statements of income, balance sheets, statements of cash flows and statements of shareholders’ equity. The information in this Current Report on Form 8-K, including Exhibit 99.1 and 99.2, should be read in conjunction with the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2009, which was filed with the Security and Exchange Commission on July 27, 2009.

Item 9.01(d).	Exhibits

Exhibit No.	Description

99.1	Schedule of Reclassified Operating Segment Data – Divisional Revenues (unaudited)

99.2	Schedule of Reclassified Operating Segment Data – Earnings Before Interest and Taxes (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 28,  2009
NIKE, INC. (Registrant) By: /s/ Donald W. Blair
Donald W. Blair Chief Financial Officer